Exhibit 5.3

June 1, 2015

To Each of the Persons Listed
  on Schedule A Attached Hereto

Re:                            Dynegy Inc.- 6.75% Senior Notes due 2019, 7.375% Senior Notes Due 2022 and 7.625% Senior Notes due 2024

Ladies and Gentlemen:

We have acted as special Delaware counsel for each of the Delaware limited liability companies listed on Schedule A attached hereto (each, an “LLC” and collectively, the “LLCs”) and the Delaware limited partnership listed on Schedule B attached hereto (the “Partnership” and, together with the LLCs, the “Companies”), in connection with the matters set forth herein.  At your request, this opinion is being furnished to you.

For purposes of giving the opinions hereinafter set forth, our examination of documents has been limited to the examination of executed or conformed counterparts, or copies otherwise proved to our satisfaction, of the following:

(a)                                 Each of the documents listed on Schedule C attached hereto, as filed in the office of the Secretary of State of the State of Delaware (the “Secretary of State”);

(b)                                 Each of the documents listed on Schedule D attached hereto (each, an “LLC Agreement”);

(c)                                  Resolutions adopted by the written consent of the sole member or manager, as applicable, of each of the LLCs, dated as of October 10, 2014, April 1, 2015 or April 2, 2015;

(d)                                 The document listed on Schedule E attached hereto, as filed in the office of the Secretary of State;

(e)                                  The document listed on Schedule F attached hereto (the “LP Agreement”);

(f)                                   Resolutions adopted by the written consent of the general partner of the Partnership (the “General Partner”), dated as of April 1, 2015;

(g)                                  Resolutions adopted by the written consent of the sole member or members and manager, as applicable, of each of the Companies, dated May 28, 2015;

(h)                                 Resolutions adopted by the written consent of the general partner and the limited partner of the Partnership, dated May 28, 2015;

(i)                                     A Certificate of an Officer of each of the LLCs and the General Partner, dated May 28, 2015, as to certain matters;

(j)                                    The 6.75% Senior Notes Due 2019 Indenture, dated as of October 27, 2014 (the “6.75% Senior Notes Indenture”), among Dynegy Finance II, Inc., a Delaware corporation (“EquiPower Issuer”), as issuer, and Wilmington Trust, National Association, a national banking association, as trustee (the “Trustee”);

(k)                                 The First Supplemental Indenture to the 6.75% Senior Notes Indenture, dated as of April 1, 2015, among Dynegy Inc., a Delaware corporation (“Dynegy”), as successor by merger to EquiPower Issuer, and the Trustee;

(l)                                     The Second Supplemental Indenture to the 6.75% Senior Notes Indenture, dated as of April 1, 2015, among Dynegy, the Second Supplement Delaware Subsidiary Guarantors (as defined below), the other Guaranteeing Subsidiaries (as defined in the 6.75% Senior Notes Indenture) party thereto and the Trustee;

(m)                             The Third Supplemental Indenture to the 6.75% Senior Notes Indenture, dated as of April 2, 2015, among Dynegy, the Third Supplement Delaware Subsidiary Guarantors, the other Subsidiary Guarantors (as defined in the 6.75% Senior Notes Indenture) party thereto and the Trustee;

(n)                                 The Fourth Supplemental Indenture to the 6.75% Senior Notes Indenture, dated as of May 11, 2015, among Dynegy, the Companies, the other Subsidiary Guarantors (as defined in the 6.75% Senior Notes Indenture) party thereto and the Trustee;

(o)                                 The 7.375% Senior Notes Due 2022 Indenture, dated as of October 27, 2014 (the “7.375% Senior Notes Indenture”), among EquiPower Issuer, as issuer, and the Trustee;

(p)                                 The First Supplemental Indenture to the 7.375% Senior Notes Indenture, dated as of April 1, 2015, among Dynegy, as successor by merger to EquiPower Issuer, and the Trustee;

(q)                                 The Second Supplemental Indenture to the 7.375% Senior Notes Indenture, dated as of April 1, 2015, among Dynegy, the Second Supplement Delaware Subsidiary Guarantors (as defined below), the other Guaranteeing Subsidiaries (as defined in the 7.375% Senior Notes Indenture) party thereto and the Trustee;

(r)                                    The Third Supplemental Indenture to the 7.375% Senior Notes Indenture, dated as of April 2, 2015, among Dynegy, the Third Supplement Delaware Subsidiary Guarantors, the other Subsidiary Guarantors (as defined in the 7.375% Senior Notes Indenture) party thereto and the Trustee;

(s)                                   The Fourth Supplemental Indenture to the 7.375% Senior Notes Indenture, dated as of May 11, 2015, among Dynegy, the Companies, the other Subsidiary Guarantors (as defined in the 7.375% Senior Notes Indenture) party thereto and the Trustee;

(t)                                    The 7.625% Senior Notes Due 2024 Indenture, dated as of October 27, 2014 (the “7.625% Senior Notes Indenture”), among EquiPower Issuer, as issuer, and the Trustee;

(u)                                 The First Supplemental Indenture to the 7.625% Senior Notes Indenture, dated as of April 1, 2015, among Dynegy, as successor by merger to EquiPower Issuer, and the Trustee;

(v)                                 The Second Supplemental Indenture to the 7.625% Senior Notes Indenture, dated as of April 1, 2015, among Dynegy, the Second Supplement Delaware Subsidiary Guarantors (as defined below), the other Guaranteeing Subsidiaries (as defined in the 7.625% Senior Notes Indenture) party thereto and the Trustee;

(w)                               The Third Supplemental Indenture to the 7.625% Senior Notes Indenture, dated as of April 2, 2015, among Dynegy, the Third Supplement Delaware Subsidiary Guarantors, the other Subsidiary Guarantors (as defined in the 7.625% Senior Notes Indenture) party thereto and the Trustee;

(x)                                 The Fourth Supplemental Indenture to the 7.625% Senior Notes Indenture, dated as of May 11, 2015, among Dynegy, the Companies, the other Subsidiary Guarantors (as defined in the 7.625% Senior Notes Indenture) party thereto and the Trustee; and

(y)                                 A Certificate of Good Standing for each of the Companies obtained from the Secretary of State.

The documents listed in paragraphs (i) through (w) above are hereinafter referred to collectively as the “Transaction Documents.”  The Companies listed in items 1 through 23 and items 40 through 64 of Schedule A and the Partnership are referred to herein collectively as the “Second Supplement Delaware Subsidiary Guarantors.”  The Companies other than Resource Holdings (each as defined in Schedule C attached hereto) are referred to herein collectively as the “Third Supplement Delaware Subsidiary Guarantors.”

This opinion is based upon our review of the documents listed in paragraphs (a) through (x) above and we have not reviewed any document (other than the documents listed in paragraphs (a) through (x) above) that is referred to in or incorporated by reference into any document reviewed by us.  We have conducted no independent factual investigation of our own but rather have relied solely upon the foregoing documents, the statements and information set forth therein and the additional matters recited or assumed herein, all of which we have assumed to be true, complete and accurate in all material respects.  We note that we have examined such documents as we believe are appropriate in connection with our rendering the opinions set forth herein.

With respect to all documents examined by us, we have assumed that (i) all signatures on documents examined by us are genuine, (ii) all documents submitted to us as originals are authentic, (iii) all documents submitted to us as copies conform with the original copies of those documents and (iv) the documents, in the forms submitted to us for our review, have not been and will not be altered or amended in any respect material to our opinions expressed herein.

For purposes of this opinion, we have assumed (i) that any amendment or restatement of any document reviewed by us has been accomplished in accordance with, and was permitted by, the relevant provisions of said document prior to its amendment or restatement from time to time, (ii) that at all times since the formation of each of the LLCs, there has been at least one member of such LLC, (iii) that any assignment or transfer of limited liability company interests in any of the LLCs to an assignee, and the admission of such assignee as a member of such LLC, were accomplished in accordance with, and were permitted by, the limited liability company agreement of such LLC as in effect at the time of such assignment or admission, and that such LLC was continued without dissolution, (iv) that at all times since the formation of the Partnership, there has been at least one limited partner and one general partner of the Partnership who were different persons or entities, (v) that any assignment or transfer of partnership interests in the Partnership to an assignee, and the admission of such assignee as a partner of the Partnership, were accomplished in accordance with, and were permitted by, the limited partnership agreement of the Partnership as in effect at the time of such assignment or admission, and that the Partnership was continued without dissolution, (vi) except to the extent provided in paragraphs 1 and 5 below, the due organization, formation or creation, as the case may be, and valid existence in good standing of each party to the documents examined by us under the laws of the jurisdiction governing its organization, formation or creation, (vii) the legal capacity of natural persons who are signatories to the documents examined by us, (viii) except to the extent provided in paragraphs 2 and 6 below, that each of the parties to the documents examined by us has the power and authority to execute and deliver, and to perform its obligations under, such documents, and (ix) except to the extent provided in paragraphs 3 and 7 below, the due authorization, execution and delivery by all parties thereto of all documents examined by us.  We have not participated in the preparation of any offering material relating to any of the Companies and assume no responsibility for the contents of any such material.

This opinion is limited to the laws of the State of Delaware (excluding the insurance, securities and blue sky laws of the State of Delaware), and we have not considered and express no opinion on the laws of any other jurisdiction, including federal laws and rules and regulations relating thereto.  Our opinions are rendered only with respect to Delaware laws and rules, regulations and orders thereunder that are currently in effect.  In rendering the opinions set forth herein, we express no opinion concerning (i) the creation, attachment, perfection or priority of any security interest, lien, charge or other encumbrance, or (ii) the nature or validity of title to any property.

Based upon the foregoing, and upon our examination of such questions of law and statutes of the State of Delaware as we have considered necessary or appropriate, and subject to the assumptions, qualifications, limitations and exceptions set forth herein, we are of the opinion that:

1.                                      Each of the LLCs is validly existing in good standing as a limited liability company under the Delaware Limited Liability Company Act (6 Del. C. § 18-101, et seq.) (the “LLC Act”).

2.                                      Each of the LLCs has all necessary limited liability company power and authority under the LLC Act and under its respective LLC Agreement to execute and deliver, and to perform its obligations under, the Transaction Documents to which it is a party.

3.                                      The execution and delivery by each of the LLCs of the Transaction Documents to which it is a party, and the performance by each of the LLCs of its obligations thereunder, have been duly authorized by all necessary limited liability company action on the part of such LLC under the LLC Act and under its respective LLC Agreement.

4.                                      The execution, delivery and performance by each of the LLCs of the Transaction Documents to which it is a party do not violate (i) its LLC Agreement, or (ii) the LLC Act.

5.                                      The Partnership is validly existing in good standing as a limited partnership under the Delaware Revised Uniform Limited Partnership Act (6 Del. C. § 17-101, et seq.) (the “LP Act”).

6.                                      Under the LP Act and the LP Agreement, the Partnership has all necessary partnership power and authority to execute and deliver, and to perform its obligations under, the Transaction Documents to which it is a party.

7.                                      Under the LP Act and the LP Agreement, the execution and delivery by the Partnership of the Transaction Documents to which it is a party, and the performance by the Partnership of its obligations thereunder, have been duly authorized by all necessary partnership action on the part of the Partnership.

8.                                      The execution, delivery and performance by the Partnership of the Transaction Documents to which it is a party do not violate (i) the Partnership Agreement, or (ii) the LP Act.

The opinions expressed above are subject to the following additional assumptions, qualifications, limitations and exceptions:

A.                                    We note that notwithstanding any covenants to the contrary contained in the Transaction Documents: (i) a member or manager of any of the LLCs has the right or power to apply to or petition a court to decree a dissolution of such LLC pursuant to Section 18-802 of the LLC Act, and (ii) a partner of the Partnership has the right or power to apply to or petition a court to decree a dissolution of the Partnership pursuant to Section 17-802 of the LP Act.

B.                                    At all times since the formation of each of the Companies, such Company (i) has been governed by an oral or written limited liability company agreement or limited partnership agreement, as applicable, and (ii) has not dissolved by operation of law or otherwise.

C.                                    We express no opinion as to purported waivers of any statutory or other rights, court rules and defenses to obligations where such waivers (i) are against public policy or (ii) constitute waivers of rights which by law, regulation or judicial decision may not otherwise be waived.

We understand that you will rely as to matters of Delaware law upon this opinion in connection with the matters set forth herein.  In connection with the foregoing, we hereby consent to your relying as to matters of Delaware law upon this opinion, subject to the understanding that the opinions rendered herein are given on the date hereof and such opinions are rendered only with respect to facts existing on the date hereof and laws, rules and regulations currently in effect.  We also consent to White & Case LLP’s relying as to matters of Delaware law upon this opinion in connection with an opinion to be rendered by it on the date hereof.  Furthermore, we consent to the filing of this opinion with the Securities and Exchange Commission as an exhibit to the Registration Statement on Form S-4, relating to the Offers to Exchange (i) up to $2,100,000,000 Registered 6.75% Senior Notes of Dynegy due 2019 and the related subsidiary guarantees for any and all of its outstanding unregistered 6.75% Senior Notes due 2019 and the related subsidiary guarantees, (ii) up to $1,750,000,000 Registered 7.375% Senior Notes of Dynegy due 2022 and the related subsidiary guarantees for any and all of its outstanding unregistered 7.375% Senior Notes due 2022 and the related subsidiary guarantees, and (iii) up to $1,250,000,000 Registered 7.625% Senior Notes of Dynegy due 2024 and the related subsidiary guarantees for any and all of its outstanding unregistered 7.625% Senior Notes due 2024 and the related subsidiary guarantees, as proposed to be filed by Dynegy and the other registrants thereunder with the Securities and Exchange Commission on or about the date hereof.

In giving the foregoing consent, we do not thereby admit that we come within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder.

Very truly yours,

/s/ Richards, Layton & Finger, P.A.

SXL/TXB/MWM

Schedule A

LLCs

1.  Blue Ridge Generation LLC

2.  Havana Dock Enterprises, LLC

3.  Casco Bay Energy Company, LLC

4.  Dynegy Morro Bay, LLC

5.  Dynegy Moss Landing, LLC

6.  Dynegy Oakland, LLC

7.  Dynegy South Bay, LLC

8.  Dynegy Coal Holdco, LLC

9.  Dynegy Gas Investments, LLC

10.  Dynegy Coal Investments Holdings, LLC

11.  Dynegy Gas Investments Holdings, LLC

12.  Dynegy Energy Services, LLC

13.  Dynegy Equipment, LLC

14.  Dynegy GasCo Holdings, LLC

15.  Dynegy Gas Holdco, LLC

16.  Dynegy Gas Imports, LLC

17.  Ontelaunee Power Operating Company, LLC

18.  Dynegy Kendall Energy, LLC

19.  Dynegy Marketing and Trade, LLC

20.  Dynegy Midwest Generation, LLC

21.  Dynegy Power, LLC

22.  Dynegy Coal Trading & Transportation, L.L.C.

23.  Sithe/Independence LLC

24.  Dynegy Resource Holdings, LLC

25.  Dynegy Energy Services (East), LLC

26.  Dynegy Conesville, LLC

27.  Dynegy Dicks Creek, LLC

28.  Dynegy Fayette II, LLC

29.  Dynegy Hanging Rock II, LLC

30.  Dynegy Killen, LLC

31.  Dynegy Lee II, LLC

32.  Dynegy Miami Fort, LLC

33.  Dynegy Stuart, LLC

34.  Dynegy Washington II, LLC

35.  Dynegy Zimmer, LLC

36.  Dynegy Coal Generation, LLC

37.  Dynegy Gas Generation, LLC

38.  Dynegy Generation Holdco, LLC

39.  Dynegy Resource I, LLC

40.  Dynegy Resources Holdco I, LLC

41.  Dynegy Resources Holdco II, LLC

42.  Dynegy Resources Generating Holdco, LLC

43.  Richland Generation Expansion, LLC

44.  Milford Power Company, LLC

45.  Lake Road Holdings GP, LLC

46.  Lake Road Holdings LP, LLC

47.  RSG Power, LLC

48.  Richland-Stryker Generation LLC

49.  Dynegy Resources Management, LLC

50.  Dighton Power, LLC

51.  Masspower Holdco, LLC

52.  Masspower Partners I, LLC

53.  Masspower Partners II, LLC

54.  Liberty Electric Generation Holdings, LLC

55.  LEP Holdings, LLC

56.  Liberty Electric PA 2, LLC

57.  Liberty Electric Power, LLC

58.  Tomcat Power, LLC

59.  Elwood Expansion Holdings, LLC

60.  Elwood Energy Holdings, LLC

61.  Elwood Energy Holdings II, LLC

62.  Brayton Point Holdings, LLC

63.  Dynegy Resource II, LLC

64.  Dynegy Resource III, LLC

Schedule B

LP

Lake Road Generating Company, L.P.

Schedule C

LLC Certificates

1.                                      The Certificate of Formation of Blue Ridge Generation LLC, a Delaware limited liability company (“Blue Ridge”), dated May 21, 2001, as filed in the office of the Secretary of State on May 21, 2001, as amended by the Certificate of Amendment Changing Only the Registered Office or Registered Agent of Blue Ridge, as filed in the office of the Secretary of State on December 23, 2013.

2.                                      The Certificate of Formation of Havana Dock Enterprises, LLC, a Delaware limited liability company (“Havana”), dated April 10, 2001, as filed in the office of the Secretary of State on April 10, 2001, as amended by the Certificate of Amendment Changing Only the Registered Office or Registered Agent of Havana, as filed in the office of the Secretary of State on December 23, 2013.

3.                                      The Certificate of Formation of Casco Bay Energy Company, LLC, a Delaware limited liability company (“Casco Bay”), dated April 24, 1996, as filed in the office of the Secretary of State on April 24, 1996, as restored by the Certificate to Restore Good Standing of Casco Bay, dated June 15, 1998, as filed in the office of the Secretary of State on June 15, 1998, and as amended by the Certificate of Amendment Changing Only the Registered Office or Registered Agent of Casco Bay, as filed in the office of the Secretary of State on December 23, 2013.

4.                                      The Certificate of Formation of Dynegy Morro Bay, LLC, a Delaware limited liability company (“Morro Bay”), dated as of November 17, 1997, as filed in the office of the Secretary of State on November 17, 1997, as restored by the Certificate to Restore Good Standing, dated June 17, 1998, as filed in the office of the Secretary of State on June 18, 1998, as amended by the Certificate of Amendment of Morro Bay, dated June 9, 1998, as filed in the office of the Secretary of State on July 9, 1998, as further amended by the Certificate of Amendment to Certificate of Formation of Morro Bay, dated May 5, 2006, as filed in the office of the Secretary of State on May 5, 2006, as further amended by the Certificate of Amendment of Certificate of Formation of Morro Bay, dated April 2, 2007, as filed in the office of the Secretary of State on April 2, 2007, and as further amended by the Certificate of Amendment Changing Only the Registered Office or Registered Agent of Morro Bay, as filed in the office of the Secretary of State on December 23, 2013.

5.                                      The Certificate of Formation of Dynegy Moss Landing, LLC, a Delaware limited liability company (“Moss Landing”), dated as of November 17, 1997, as filed in the office of the Secretary of State on November 17, 1997, as restored by the Certificate to Restore Good Standing, dated June 17, 1998, as filed in the office of the Secretary of State on June 19, 1998, as amended by the Certificate of Amendment of Moss Landing, dated June 9, 1998, as filed in the office of the Secretary of State on July 9, 1998, as further amended by the Certificate of Amendment to Certificate of Formation of Moss Landing, dated May 5, 2006, as filed in the office of the Secretary of State on May 5, 2006, as further amended by the Certificate of Amendment of Certificate of Formation of Moss Landing, dated April 2, 2007, as filed in the office of the Secretary of State on April 2, 2007, and as further amended by the Certificate of Amendment Changing Only the Registered Office or Registered Agent of Moss Landing, as filed in the office of the Secretary of State on December 23, 2013.

6.                                      The Certificate of Formation of Dynegy Oakland, LLC, a Delaware limited liability company (“Oakland”), dated as of November 17, 1997, as filed in the office of the Secretary of State on November 17, 1997, as restored by the Certificate to Restore Good Standing, dated June 17, 1998, as filed in the office of the Secretary of State on June 19, 1998, as amended by the Certificate of Amendment of Oakland, dated June 9, 1998, as filed in the office of the Secretary of State on July 9, 1998, as further amended by the Certificate of Amendment to Certificate of Formation of Oakland, dated May 5, 2006, as filed in the office of the Secretary of State on May 5, 2006, as further amended by the Certificate of Amendment of Certificate of Formation of Oakland, dated April 2, 2007, as filed in the office of the Secretary of State on April 2, 2007, and as further amended by the Certificate of Amendment Changing Only the Registered Office or Registered Agent of Oakland, as filed in the office of the Secretary of State on December 23, 2013.

7.                                      The Certificate of Formation of Dynegy South Bay, LLC, a Delaware limited liability company (“South Bay”), dated November 11, 1998, as filed in the office of the Secretary of State on November 12, 1998, as amended by the Certificate of Amendment to Certificate of Formation of South Bay, dated May 5, 2006, as filed in the office of the Secretary of State on May 5, 2006, as further amended by the Certificate of Amendment of Certificate of Formation of South Bay, dated April 2, 2007, as filed in the office of the Secretary of State on April 2, 2007, and as further amended by the Certificate of Amendment Changing Only the Registered Office or Registered Agent of South Bay, as filed in the office of the Secretary of State on December 23, 2013.

8.                                      The Certificate of Formation of Dynegy Coal Holdco, LLC, a Delaware limited liability company (“Coal Holdco”), dated August 1, 2011, as filed in the office of the Secretary of State on August 1, 2011, as amended by the Certificate of Amendment Changing Only the Registered Office or Registered Agent of Coal Holdco, as filed in the office of the Secretary of State on December 23, 2013.

9.                                      The Certificate of Formation of Dynegy Gas Investments, LLC, a Delaware limited liability company (“Gas Investments”), dated August 1, 2011, as filed in the office of the Secretary of State on August 1, 2011, as amended by the Certificate of Amendment Changing Only the Registered Office or Registered Agent of Gas Investments, as filed in the office of the Secretary of State on December 23, 2013.

10.                               The Certificate of Formation of Dynegy Coal Investments Holdings, LLC, a Delaware limited liability company (“Coal Holdings”), dated August 1, 2011, as filed in the office of the Secretary of State on August 1, 2011, as amended by the Certificate of Amendment Changing Only the Registered Office or Registered Agent of Coal Holdings, as filed in the office of the Secretary of State on December 23, 2013.

11.                               The Certificate of Formation of Dynegy Gas Investments Holdings, LLC, a Delaware limited liability company (“Gas Holdings”), dated August 1, 2011, as filed in the office of the Secretary of State on August 1, 2011, as amended by the Certificate of Amendment Changing Only the Registered Office or Registered Agent of Gas Holdings, as filed in the office of the Secretary of State on December 23, 2013.

12.                               The Certificate of Formation of Dynegy Energy Services, LLC, a Delaware limited liability company (“Energy Services”), dated January 2, 2013, as filed in the office of the Secretary of State on January 2, 2013, as amended by the Certificate of Amendment of Certificate of Formation of Energy Services, dated October 21, 2013, as filed in the office of the Secretary of State on October 21, 2013, and as further amended by the Certificate of Amendment Changing Only the Registered Office or Registered Agent of Energy Services, as filed in the office of the Secretary of State on December 23, 2013.

13.                               The Certificate of Formation of Dynegy Equipment, LLC, a Delaware limited liability company (“Dynegy Equipment”), dated October 19, 1999, as filed in the office of the Secretary of State on October 19, 1999, as amended by the Certificate of Amendment of Certificate of Formation of Dynegy Equipment, dated April 2, 2007, as filed in the office of the Secretary of State on April 3, 2007, and as further amended by the Certificate of Amendment Changing Only the Registered Office or Registered Agent of Dynegy Equipment, as filed in the office of the Secretary of State on December 23, 2013.

14.                               The Certificate of Formation of Dynegy GasCo Holdings, LLC, a Delaware limited liability company (“Dynegy GasCo”), dated August 1, 2011, as filed in the office of the Secretary of State on August 1, 2011, as amended by the Certificate of Amendment Changing Only the Registered Office or Registered Agent of Dynegy GasCo, as filed in the office of the Secretary of State on December 23, 2013.

15.                               The Certificate of Formation of Dynegy Gas Holdco, LLC, a Delaware limited liability company (“Gas Holdco”), dated August 1, 2011, as filed in the office of the Secretary of State on August 1, 2011, as amended by the Certificate of Amendment Changing Only the Registered Office or Registered Agent of Gas Holdco, as filed in the office of the Secretary of State on December 23, 2013.

16.                               The Certificate of Formation of Dynegy Gas Imports, LLC, a Delaware limited liability company (“Gas Imports”), dated as of March 22, 2007, as filed in the office of the Secretary of State on March 22, 2007, as amended by the Certificate of Amendment Changing Only the Registered Office or Registered Agent of Gas Imports, as filed in the office of the Secretary of State on December 23, 2013.

17.                               The Certificate of Formation of Ontelaunee Power Operating Company, LLC, a Delaware limited liability company (“Ontelaunee Power”), dated August 26, 2004, as filed in the office of the Secretary of State on August 26, 2004, as amended by the Certificate of Amendment to Certificate of Formation of Ontelaunee Power, dated July 25, 2005, as filed in the office of the Secretary of State on July 25, 2005, as further amended by the Certificate of Amendment, dated May 14, 2007, as filed in the office of the Secretary of State on May 14, 2007, and as further amended by the Certificate of Amendment Changing Only the Registered Office or Registered Agent of Ontelaunee Power, as filed in the office of the Secretary of State on December 23, 2013.

18.                               The Certificate of Formation of Dynegy Kendall Energy, LLC, a Delaware limited liability company (“Kendall Energy”), dated November 2, 1998, as filed in the office of the Secretary of State on November 2, 1998, as amended by the Certificate of Amendment of Certificate of Formation of Kendall Energy, dated April 2, 2007, as filed in the office of the Secretary of State on April 3, 2007, and as further amended by the Certificate of Amendment Changing Only the Registered Office or Registered Agent of Kendall Energy, as filed in the office of the Secretary of State on December 23, 2013.

19.                               The Certificate of Formation of Dynegy Marketing and Trade, LLC, a Delaware limited liability company (“DMT”), dated as of November 13, 2008, as filed in the office of the Secretary of State on November 14, 2008, as amended by the Certificate of Amendment Changing Only the Registered Office or Registered Agent of DMT, as filed in the office of the Secretary of State on December 23, 2013.

20.                               The Certificate of Formation of Dynegy Midwest Generation, LLC, a Delaware limited liability company (“Midwest Generation”), dated August 1, 2011, as filed in the office of the Secretary of State on August 1, 2011, as modified by the Certificate of Merger, dated August 4, 2011, as filed in the office of the Secretary of State on August 4, 2011, and as amended by the Certificate of Amendment Changing Only the Registered Office or Registered Agent of Midwest Generation, as filed in the office of the Secretary of State on December 23, 2013.

21.                               The Certificate of Formation of Dynegy Power, LLC, a Delaware limited liability company (“Dynegy Power”), dated August 4, 2011, as filed in the office of the Secretary of State on August 4, 2011, as amended by the Certificate of Amendment Changing Only the Registered Office or Registered Agent of Dynegy Power, as filed in the office of the Secretary of State on December 23, 2013.

22.                               The Certificate of Formation of Dynegy Coal Trading & Transportation, L.L.C., a Delaware limited liability company (“Coal Trading”), dated January 13, 2000, as filed in the office of the Secretary of State on January 13, 2000, as amended by the Certificate of Amendment Changing Only the Registered Office or Registered Agent of Coal Trading, as filed in the office of the Secretary of State on December 23, 2013.

23.                               The Certificate of Formation of Sithe/Independence LLC, a Delaware limited liability company (“Sithe LLC”), dated as of August 13, 2002, as filed in the office of the Secretary of State on August 13, 2002, as amended by the Certificate of Amendment to the Certificate of Formation of Sithe LLC, dated February 14, 2005, as filed in the office of the Secretary of State on February 18, 2005, and as further amended by the Certificate of Amendment Changing Only the Registered Office or Registered Agent of Sithe LLC, as filed in the office of the Secretary of State on December 23, 2013.

24.                               The Certificate of Formation of Dynegy Resource Holdings, LLC, a Delaware limited liability company (“Resource Holdings”), dated August 8, 2014, as filed in the office of the Secretary of State on August 8, 2014.

25.                               The Certificate of Formation of Dynegy Energy Services (East), LLC, a Delaware limited liability company (“Energy Services East”), dated December 9, 2003, as filed in the office of the Secretary of State on December 9, 2003, as amended by the Certificate of Amendment of Energy Services East, dated March 3, 2006, as filed in the office of the Secretary of State on April 3, 2006, as further amended by the Certificate of Amendment of Energy Services East, dated April 2, 2015, as filed in the office of the Secretary of State on April 2, 2015.

26.                               The Certificate of Formation of Dynegy Conesville, LLC, a Delaware limited liability company (“Conesville”), dated as of May 31, 2012, as filed in the office of the Secretary of State on May 31, 2012, as amended by the Certificate of Amendment of Conesville, dated June 4, 2012, as filed in the office of the Secretary of State on June 4, 2012, as further amended by the Certificate of Amendment of Conesville, dated April 2, 2015, as filed in the office of the Secretary of State on April 2, 2015, as amended and restated by the Amended and Restated Certificate of Formation of Conesville, dated as of May 28, 2015, as filed in the office of the Secretary of State on May 29, 2015.

27.                               The Certificate of Formation of Dynegy Dicks Creek, LLC, a Delaware limited liability company (“Dicks Creek”), dated as of May 31, 2012, as filed in the office of the Secretary of State on May 31, 2012, as amended by the Certificate of Amendment of Dicks Creek, dated June 4, 2012, as filed in the office of the Secretary of State on June 4, 2012, as further amended by the Certificate of Amendment of Dicks Creek, dated April 2, 2015, as filed in the office of the Secretary of State on April 2, 2015, as amended and restated by the Amended and Restated Certificate of Formation of Dicks Creek, dated as of May 28, 2015, as filed in the office of the Secretary of State on May 29, 2015.

28.                               The Certificate of Formation of Dynegy Fayette II, LLC, a Delaware limited liability company (“Fayette”), dated October 14, 2010, as filed in the office of the Secretary of State on October 14, 2010, as amended by the Certificate of Amendment of Fayette, dated April 2, 2015, as filed in the office of the Secretary of State on April 2, 2015.

29.                               The Certificate of Formation of Dynegy Hanging Rock II, LLC, a Delaware limited liability company (“Hanging Rock”), dated October 14, 2010, as filed in the office of the Secretary of State on October 14, 2010, as amended by the Certificate of Amendment of Hanging Rock, dated April 2, 2015, as filed in the office of the Secretary of State on April 2, 2015.

30.                               The Certificate of Formation of Dynegy Killen, LLC, a Delaware limited liability company (“Killen”), dated as of May 31, 2012, as filed in the office of the Secretary of State on May 31, 2012, as amended by the Certificate of Amendment of Killen, dated June 4, 2012, as filed in the office of the Secretary of State on June 4, 2012, as further amended by the Certificate of Amendment of Killen, dated April 2, 2015, as filed in the office of the Secretary of State on April 2, 2015, as amended and restated by the Amended and Restated Certificate of Formation of Killen, dated as of May 28, 2015, as filed in the office of the Secretary of State on May 29, 2015.

31.                               The Certificate of Formation of Dynegy Lee II, LLC, a Delaware limited liability company (“Lee”), dated October 14, 2010, as filed in the office of the Secretary of State on October 14, 2010, as amended by the Certificate of Amendment of Lee, dated April 2, 2015, as filed in the office of the Secretary of State on April 2, 2015.

32.                               The Certificate of Formation of Dynegy Miami Fort, LLC, a Delaware limited liability company (“Miami Fort”), dated as of May 31, 2012, as filed in the office of the Secretary of State on May 31, 2012, as amended by the Certificate of Amendment of Miami Fort, dated June 4, 2012, as filed in the office of the Secretary of State on June 4, 2012, as further amended by the Certificate of Amendment of Miami Fort, dated April 2, 2015, as filed in the office of the Secretary of State on April 2, 2015, as amended and restated by the Amended and Restated Certificate of Formation of Miami Fort, dated as of May 28, 2015, as filed in the office of the Secretary of State on May 29, 2015.

33.                               The Certificate of Formation of Dynegy Stuart, LLC, a Delaware limited liability company (“Stuart”), dated as of May 31, 2012, as filed in the office of the Secretary of State on May 31, 2012, as amended by the Certificate of Amendment of Stuart, dated June 4, 2012, as filed in the office of the Secretary of State on June 4, 2012, as further amended by the Certificate of Amendment of Stuart, dated April 2, 2015, as filed in the office of the Secretary of State on April 2, 2015, as amended and restated by the Amended and Restated Certificate of Formation of Stuart, dated as of May 28, 2015, as filed in the office of the Secretary of State on May 29, 2015 .

34.                               The Certificate of Formation of Dynegy Washington II, LLC, a Delaware limited liability company (“Washington”), dated October 14, 2010, as filed in the office of the Secretary of State on October 14, 2010, as amended by the Certificate of Amendment of Washington, dated April 2, 2015, as filed in the office of the Secretary of State on April 2, 2015.

35.                               The Certificate of Formation of Dynegy Zimmer, LLC, a Delaware limited liability company (“Zimmer”), dated as of May 31, 2012, as filed in the office of the Secretary of State on May 31, 2012, as amended by the Certificate of Amendment of Zimmer, dated June 4, 2012, as filed in the office of the Secretary of State on June 4, 2012, as further amended by the Certificate of Amendment of Zimmer, dated April 2, 2015, as filed in the office of the Secretary of State on April 2, 2015, as amended and restated by the Amended and Restated Certificate of Formation of Zimmer, dated as of May 28, 2015, as filed in the office of the Secretary of State on May 29, 2015.

36.                               The Certificate of Formation of Dynegy Coal Generation, LLC, a Delaware limited liability company (“Coal Generation”), dated as of May 31, 2012, as filed in the office of the Secretary of State on May 31, 2012, as amended by the Certificate of Amendment of Coal Generation, dated April 2, 2015, as filed in the office of the Secretary of State on April 2, 2015, as amended and restated by the Amended and Restated Certificate of Formation of Coal Generation, dated as of May 28, 2015, as filed in the office of the Secretary of State on May 29, 2015.

37.                               The Certificate of Formation of Dynegy Gas Generation, LLC, a Delaware limited liability company (“Gas Generation”), dated as of May 31, 2012, as filed in the office of the Secretary of State on May 31, 2012, as amended by the Certificate of Amendment of Gas Generation, dated April 2, 2015, as filed in the office of the Secretary of State on April 2, 2015, as amended and restated by the Amended and Restated Certificate of Formation of Gas Generation, dated as of May 28, 2015, as filed in the office of the Secretary of State on May 29, 2015.

38.                               The Certificate of Formation of Dynegy Generation Holdco, LLC, a Delaware limited liability company (“Generation Holdco”), dated as of May 31, 2012, as filed in the office of the Secretary of State on May 31, 2012, as amended by the Certificate of Amendment of Generation Holdco, dated April 2, 2015, as filed in the office of the Secretary of State on April 2, 2015, as amended and restated by the Amended and Restated Certificate of Formation of Generation Holdco, dated as of May 28, 2015, as filed in the office of the Secretary of State on May 29, 2015.

39.                               The Certificate of Formation of Dynegy Resource I, LLC, a Delaware limited liability company (“Resource I”), dated August 18, 2014, as filed in the office of the Secretary of State on August 18, 2014.

40.                               The Certificate of Formation of Dynegy Resources Holdco I, LLC, a Delaware limited liability company (“Resources Holdco I”), dated as of March 18, 2011, as filed in the office of the Secretary of State on March 18, 2011, as amended by the Certificate of Amendment to Certificate of Formation of Resources Holdco I, dated April 1, 2015, as filed in the office of the Secretary of State on April 1, 2015.

41.                               The Certificate of Formation of Dynegy Resources Holdco II, LLC, a Delaware limited liability company (“Resources Holdco II”), dated as of November 22, 2013, as filed in the office of the Secretary of State on November 22, 2013, as amended by the Certificate of Amendment to Certificate of Formation of Resources Holdco II, dated April 1, 2015, as filed in the office of the Secretary of State on April 1, 2015.

42.                               The Certificate of Formation of Dynegy Resources Generating Holdco, LLC, a Delaware limited liability company (“Resources Generating Holdco”), dated as of December 22, 2010, as filed in the office of the Secretary of State on December 22, 2010, as amended by the Certificate of Amendment to Certificate of Formation of Resources Generating Holdco, dated April 1, 2015, as filed in the office of the Secretary of State on April 1, 2015.

43.                               The Certificate of Formation of Richland Generation Expansion, LLC, a Delaware limited liability company (“Richland Expansion”), dated June 18, 2013, as filed in the office of the Secretary of State on June 18, 2013, as amended by the Certificate of Amendment Changing Only the Registered Office or Registered Agent of Richland Expansion, as filed in the office of the Secretary of State on January 6, 2014, and as further amended by the Certificate of Amendment Changing Only the Registered Office and Registered Agent of Richland Expansion, dated May 20, 2015, as filed in the office of the Secretary of State on May 20, 2015.

44.                               The Certificate of Formation of Milford Power Company, LLC, a Delaware limited liability company (“Milford”), dated December 11, 1998, as filed in the office of the Secretary of State on December 11, 1998, as modified by the Certificate of Merger, dated

December 11, 1998, as filed in the office of the Secretary of State on December 11, 1998, as amended by the Certificate of Amendment, dated February 6, 2007, as filed in the office of the Secretary of State on February 6, 2007, as amended and restated by the Amended and Restated Certificate of Formation of Milford, dated as of January 25, 2011, as filed in the office of the Secretary of State on January 25, 2011, as modified by the Certificate of Merger of Milford Holdco LLC With and Into Milford, dated December 21, 2011, as filed in the office of the Secretary of State on December 21, 2011, and as amended by the Certificate of Amendment Changing Only the Registered Office and Registered Agent of Milford, dated May 20, 2015, as filed in the office of the Secretary of State on May 20, 2015.

45.                               The Certificate of Formation of Lake Road Holdings GP, LLC, a Delaware limited liability company (“Lake Road GP”), dated as of January 30, 2007, as filed in the office of the Secretary of State on January 30, 2007, as amended by the Certificate of Amendment of Lake Road GP, dated as of May 20, 2010, as filed in the office of the Secretary of State on May 20, 2010, and as further amended by the Certificate of Amendment Changing Only the Registered Office and Registered Agent of Lake Road GP, dated May 20, 2015, as filed in the office of the Secretary of State on May 20, 2015.

46.                               The Certificate of Formation of Lake Road Holdings LP, LLC, a Delaware limited liability company (“Lake Road Holdings”), dated as of January 30, 2007, as filed in the office of the Secretary of State on January 30, 3007, as amended by the Certificate of Amendment of Lake Road Holdings, dated as of May 20, 2010, as filed in the office of the Secretary of State on May 20, 2010, and as further amended by the Certificate of Amendment Changing Only the Registered Office and Registered Agent of Lake Road Holdings, dated May 20, 2015, as filed in the office of the Secretary of State on May 20, 2015.

47.                               The Certificate of Formation of RSG Power, LLC, a Delaware limited liability company (“RSG”), dated as of October 1, 2013, as filed in the office of the Secretary of State on October 1, 2013, as amended by the Certificate of Amendment Changing Only the Registered Office and Registered Agent of RSG, dated May 20, 2015, as filed in the office of the Secretary of State on May 20, 2015.

48.                               The Certificate of Formation of Richland-Stryker Generation LLC, a Delaware limited liability company (“Richland-Stryker”), dated July 29, 2011, as filed in the office of the Secretary of State on July 29, 2011, as amended by the Certificate of Amendment Changing Only the Registered Office or Registered Agent of Richland-Stryker, as filed in the office of the Secretary of State on November 30, 2012, as further amended by the Certificate of Amendment Changing Only the Registered Office or Registered Agent of Richland-Stryker, as filed in the office of the Secretary of State on January 6, 2014, and as further amended by the Certificate of Amendment Changing Only the Registered Office and Registered Agent of Richland-Stryker, dated May 20, 2015, as filed in the office of the Secretary of State on May 20, 2015.

49.                               The Certificate of Formation of Dynegy Resources Management, LLC, a Delaware limited liability company (“Resources Management”), dated as of April 16, 2010, as filed in the office of the Secretary of State on April 16, 2010, as amended by the Certificate of

Amendment to Certificate of Formation of Resources Management, dated April 1, 2015, as filed in the office of the Secretary of State on April 1, 2015.

50.                               The Certificate of Formation of Dighton Power, LLC, a Delaware limited liability company (“Dighton”), dated July 31, 2006, as filed in the office of the Secretary of State on July 31, 2006, as amended by the Certificate of Amendment of Dighton, dated as of May 25, 2010, as filed in the office of the Secretary of State on May 25, 2010, and as further amended by the Certificate of Amendment Changing Only the Registered Office and Registered Agent of Dighton, dated May 20, 2015, as filed in the office of the Secretary of State on May 20, 2015.

51.                               The Certificate of Formation of Masspower Holdco, LLC, a Delaware limited liability company (“Masspower”), dated as of December 21, 2005, as filed in the office of the Secretary of State on December 21, 2005, as amended by the Certificate of Amendment of Masspower, dated June 2, 2006, as filed in the office of the Secretary of State on June 2, 2006, as further amended by the Certificate of Amendment of Certificate of Formation of Masspower, dated May 2, 2007, as filed in the office of the Secretary of State on May 3, 2007, as further amended by the Certificate of Amendment to Certificate of Formation of Masspower, dated October 12, 2007, as filed in the office of the Secretary of State on October 12, 2007, as further amended by the Certificate of Amendment of Masspower, dated as of May 20, 2010, as filed in the office of the Secretary of State on May 20, 2010, and as further amended by the Certificate of Amendment Changing Only the Registered Office and Registered Agent of Masspower, dated May 20, 2015, as filed in the office of the Secretary of State on May 20, 2015.

52.                               The Certificate of Formation of Masspower Partners I, LLC, a Delaware limited liability company (“Masspower Partners I”), dated as of December 6, 2005, as filed in the office of the Secretary of State on December 6, 2005, as amended by the Certificate of Amendment of Masspower Partners I, dated June 2, 2006, as filed in the office of the Secretary of State on June 2, 2006, as further amended by the Certificate of Amendment of Certificate of Formation of Masspower Partners I, dated May 2, 2007, as filed in the office of the Secretary of State on May 3, 2007, as further amended by the Certificate of Amendment to Certificate of Formation of Masspower Partners I, dated October 12, 2007, as filed in the office of the Secretary of State on October 12, 2007, as further amended by the Certificate of Amendment of Masspower Partners I, dated as of May 20, 2010, as filed in the office of the Secretary of State on May 20, 2010, and as further amended by the Certificate of Amendment Changing Only the Registered Office and Registered Agent of Masspower Partners I, dated May 20, 2015, as filed in the office of the Secretary of State on May 20, 2015.

53.                               The Certificate of Formation of Masspower Partners II, LLC, a Delaware limited liability company (“Masspower Partners II”), dated as of December 6, 2005, as filed in the office of the Secretary of State on December 6, 2005, as amended by the Certificate of Amendment of Masspower Partners II, dated June 2, 2006, as filed in the office of the Secretary of State on June 2, 2006, as further amended by the Certificate of Amendment of Certificate of Formation of Masspower Partners II, dated May 2, 2007, as filed in the office of the Secretary of State on May 3, 2007, as further amended by the Certificate of Amendment to Certificate of Formation of Masspower Partners II, dated October 12, 2007, as filed in the office of the Secretary of State on October 12, 2007, as further amended by the Certificate of Amendment of

Masspower Partners II, dated as of May 20, 2010, as filed in the office of the Secretary of State on May 20, 2010, and as further amended by the Certificate of Amendment Changing Only the Registered Office and Registered Agent of Masspower Partners II, dated May 20, 2015, as filed in the office of the Secretary of State on May 20, 2015.

54.                               The Certificate of Formation of Liberty Electric Generation Holdings, LLC, a Delaware limited liability company (“Liberty Holdings”), dated October 17, 2005, as filed in the office of the Secretary of State on October 17, 2005, as amended by the Certificate of Amendment of Liberty Holdings, dated October 12, 2007, as filed in the office of the Secretary of State on October 15, 2007, and as further amended by the Certificate of Amendment Changing Only the Registered Office and Registered Agent of Liberty Holdings, dated May 20, 2015, as filed in the office of the Secretary of State on May 20, 2015.

55.                               The Certificate of Formation of LEP Holdings, LLC, a Delaware limited liability company (“LEP”), dated as of November 18, 2004, as filed in the office of the Secretary of State on November 18, 2004, as amended by the Certificate of Amendment to Certificate of Formation of LEP, dated April 24, 2007, as filed in the office of the Secretary of State on April 24, 2007, as further amended by the Certificate of Amendment Changing Only the Registered Office or Registered Agent of LEP, as filed in the office of the Secretary of State on November 4, 2011, and as further amended by the Certificate of Amendment Changing Only the Registered Office and Registered Agent of LEP, dated May 20, 2015, as filed in the office of the Secretary of State on May 20, 2015.

56.                               The Certificate of Formation of Liberty Electric PA 2, LLC, a Delaware limited liability company (“Liberty PA 2”), dated May 31, 2007, as filed in the office of the Secretary of State on May 31, 2007, as amended by the Certificate of Amendment Changing Only the Registered Office or Registered Agent of Liberty PA 2, as filed in the office of the Secretary of State on November 4, 2011, and as further amended by the Certificate of Amendment Changing Only the Registered Office and Registered Agent of Liberty PA 2, dated May 20, 2015, as filed in the office of the Secretary of State on May 20, 2015.

57.                               The Certificate of Formation of Liberty Electric Power, LLC, a Delaware limited liability company (“Liberty Power”), dated July 10, 1998, as filed in the office of the Secretary of State on July 15, 1998, as amended by the Certificate of Amendment to Certificate of Formation of Liberty Power, dated December 6, 2002, as filed in the office of the Secretary of State on February 5, 2003, as further amended by the Certificate of Amendment Changing Only the Registered Office or Registered Agent of Liberty Power, as filed in the office of the Secretary of State on November 4, 2011, and as further amended by the Certificate of Amendment Changing Only the Registered Office and Registered Agent of Liberty Power, dated May 20, 2015, as filed in the office of the Secretary of State on May 20, 2015.

58.                               The Certificate of Formation of Tomcat Power, LLC, a Delaware limited liability company (“Tomcat”), dated as of March 4, 2013, as filed in the office of the Secretary of State on March 4, 2013, as amended by the Certificate of Amendment Changing Only the Registered Office or Registered Agent of Tomcat, as filed in the office of the Secretary of State on March 25, 2013, and as further amended by the Certificate of Amendment Changing Only the

Registered Office and Registered Agent of Tomcat, dated May 20, 2015, as filed in the office of the Secretary of State on May 20, 2015.

59.                               The Certificate of Formation of Elwood Expansion Holdings, LLC, a Delaware limited liability company (“Elwood Expansion”), dated as of August 21, 2013, as filed in the office of the Secretary of State on August 22, 2013, as amended by the Certificate of Amendment Changing Only the Registered Office and Registered Agent of Elwood Expansion, dated May 20, 2015, as filed in the office of the Secretary of State on May 20, 2015.

60.                               The Certificate of Formation of Elwood Energy Holdings, LLC, a Delaware limited liability company (“Elwood Energy”), dated November 27, 2012, as filed in the office of the Secretary of State on November 27, 2012, as amended by the Certificate of Amendment of Elwood Energy, dated August 30, 2013, as filed in the office of the Secretary of State on August 30, 2013, and as further amended by the Certificate of Amendment Changing Only the Registered Office and Registered Agent of Elwood Energy, dated May 20, 2015, as filed in the office of the Secretary of State on May 20, 2015.

61.                               The Certificate of Formation of Elwood Energy Holdings II, LLC, a Delaware limited liability company (“Elwood Energy II”), dated as of October 24, 2014, as filed in the office of the Secretary of State on October 24, 2014, as amended by the Certificate of Amendment Changing Only the Registered Office and Registered Agent of Elwood Energy II, dated May 20, 2015, as filed in the office of the Secretary of State on May 20, 2015.

62.                               The Certificate of Formation of Brayton Point Holdings, LLC, a Delaware limited liability company (“Brayton”), dated as of March 19, 2013, as filed in the office of the Secretary of State on March 19, 2013, as amended by the Certificate of Amendment Changing Only the Registered Office or Registered Agent of Brayton, as filed in the office of the Secretary of State on March 25, 2013, as modified by the Certificate of Merger of Dynegy Resource III-A, LLC into Brayton, dated April 1, 2015, as filed in the office of the Secretary of State on April 1, 2015, and as amended by the Certificate of Amendment Changing Only the Registered Office and Registered Agent of Brayton, dated May 20, 2015, as filed in the office of the Secretary of State on May 20, 2015.

63.                               The Certificate of Formation of Dynegy Resource II, LLC, a Delaware limited liability company (“Resource II”), dated August 18, 2014, as filed in the office of the Secretary of State on August 18, 2014.

64.                               The Certificate of Formation of Dynegy Resource III, LLC, a Delaware limited liability company (“Resource III”), dated August 18, 2014, as filed in the office of the Secretary of State on August 18, 2014.

Schedule D

LLC Agreements

1.                                      The Limited Liability Company Agreement of Blue Ridge, dated as of May 21, 2001, entered into by Blue Ridge Generation Inc., as the sole member, as amended by the First Amendment thereto, dated as of January 23, 2014, entered into by Dynegy Power, as the sole member.

2.                                      The Limited Liability Company Agreement of Havana, dated as of April 10, 2001, entered into by DMG Enterprises, Inc. (“DMG Enterprises”), as the sole member, as amended by the Written Consent of the Sole Member of Havana, dated as of January 12, 2004, executed by DMG Enterprises, and as further amended by the First Amendment to the Limited Liability Company Agreement of Havana, dated as of January 23, 2014, entered into by Dynegy and Midwest Generation.

3.                                      The Limited Liability Company Agreement of Casco Bay, dated as of April 23, 1996, entered into by Christian A. Herter III, Alexander Ellis III, Philip M. Huyck and Julia R. Richardson, as the members (the “Initial Members”), as amended and restated by the Amended and Restated Limited Liability Company Agreement of Casco Bay, dated as of April 23, 1998, entered into by the Initial Members and Duke Energy North America, LLC (formerly known as Duke Energy Power Services, LLC), a Delaware limited liability company (“Duke Energy North America”), as further amended and restated by the Second Amended and Restated Limited Liability Company Agreement of Casco Bay, dated May 3, 1999, entered into by Duke Energy North America, as the sole member, as further amended and restated by the Amended and Restated Limited Liability Company Operating Agreement of Casco Bay, dated as of May 4, 2006, entered into by Dynegy Gen Finance Co, LLC (formerly known as LSP Gen Finance Co, LLC), a Delaware limited liability company (“Gen Finance”), as the sole member, and as amended by the First Amendment to the Amended and Restated Limited Liability Company Operating Agreement of Casco Bay, dated as of January 23, 2014, entered into by Dynegy Power Generation Inc. (formerly known as Dynegy Power Generation, LLC, a Delaware limited liability company), a Delaware corporation (“Dynegy Power Generation”), as the sole member.

4.                                      The Limited Liability Company Agreement of Morro Bay, dated as of November 17, 1997, entered into by Duke Energy Global Asset Development, Inc. (“Duke Energy Global”), as the sole member, as amended and restated by the Amended and Restated Limited Liability Company Agreement of Morro Bay, dated May 3, 1999, entered into by Duke Energy Global, as the sole member, as further amended and restated by the Amended and Restated Limited Liability Company Operating Agreement of Morro Bay, dated as of May 4, 2006, entered into by Dynegy Morro Bay Holdings, LLC (formerly known as LSP Morro Bay Holdings, LLC), a Delaware limited liability company (“Morro Bay Holdings”), as the sole member, as amended by the Written Consent of the Sole Member of Morro Bay, dated April 2, 2007, executed by Morro Bay Holdings, and as further amended by the First Amendment to the Amended and Restated Limited Liability Company Operating Agreement of Morro Bay, dated as of January 23, 2014, entered into by Dynegy Power Generation, as the sole member.

5.                                      The Limited Liability Company Agreement of Moss Landing, dated as of November 17, 1997, entered into by Duke Energy Global, as the sole member, as amended and restated by the Amended and Restated Limited Liability Company Agreement of Moss Landing, dated May 3, 1999, entered into by Duke Energy Global, as the sole member, as further amended and restated by the Amended and Restated Limited Liability Company Operating Agreement of Moss Landing, dated as of May 4, 2006, entered into by Gen Finance, as the sole member, as amended by the Written Consent of the Sole Member of Moss Landing, dated April 2, 2007, executed by Gen Finance, and as further amended by the First Amendment to the Amended and Restated Limited Liability Company Operating Agreement of Moss Landing, dated as of January 23, 2014, entered into by Dynegy Power Generation, as the sole member.

6.                                      The Limited Liability Company Agreement of Oakland, dated as of November 17, 1997, entered into by Duke Energy Global, as the sole member, as amended and restated by the Amended and Restated Limited Liability Company Agreement of Oakland, dated May 3, 1999, entered into by Duke Energy Global, as the sole member, as further amended and restated by the Amended and Restated Limited Liability Company Operating Agreement of Oakland, dated as of May 4, 2006, entered into by Dynegy Oakland Holdings, LLC (formerly known as LSP Oakland Holdings, LLC), a Delaware limited liability company (“Oakland Holdings”), as the sole member, as amended by the Written Consent of the Sole Member of Oakland, dated April 2, 2007, executed by Oakland Holdings, and as further amended by the First Amendment to the Amended and Restated Limited Liability Company Operating Agreement of Oakland, dated as of January 23, 2014, entered into by Dynegy Power Generation, as the sole member.

7.                                      The Limited Liability Company Agreement of South Bay, dated as of November 12, 1998, entered into by Duke Energy Global, as the sole member, as amended and restated by the Amended and Restated Limited Liability Company Agreement of South Bay, dated May 3, 1999, entered into by Duke Energy Global, as the sole member, as further amended and restated by the Amended and Restated Limited Liability Company Operating Agreement of South Bay, dated as of May 4, 2006, entered into by Dynegy South Bay Holdings, LLC (formerly known as LSP South Bay Holdings, LLC), a Delaware limited liability company, as the sole member, and as amended by the First Amendment to the Amended and Restated Limited Liability Company Operating Agreement of South Bay, dated as of January 23, 2014, entered into by Dynegy Power Generation, as the sole member.

8.                                      The Limited Liability Company Operating Agreement of Coal Holdco, dated as of August 4, 2011, entered into by Gas Investments, as the member, and accepted and agreed to by the Operating Managers, the Independent Manager and the Springing Member (each as defined therein), as modified by the Membership Interest Purchase Agreement, dated as of September 1, 2011, between Gas Investments and Dynegy, as amended and restated by the Amended and Restated Limited Liability Company Operating Agreement of Coal Holdco, dated as of September 1, 2011, entered into by Dynegy, as the member, and accepted and agreed to by the Operating Managers, the Independent Manager and the Springing Member (each as defined therein), as further amended and restated by the Second Amended and Restated Limited Liability Company Operating Agreement of Coal Holdco, dated as of October 7, 2011, entered into by Dynegy, as the member, and accepted and agreed to by the Operating Managers, the Independent

Manager and the Springing Member (each as defined therein), and as further amended and restated by the Third Amended and Restated Limited Liability Company Operating Agreement of Coal Holdco, dated as of April 23, 2013, entered into by Dynegy, as the sole equity member.

9.                                      The Limited Liability Company Operating Agreement of Gas Investments, dated as of August 4, 2011, entered into by Dynegy Power Marketing, Inc., a Texas corporation (“Power Marketing”), as the member, and accepted and agreed to by the Operating Managers, the Independent Manager and the Springing Member (each as defined therein), as modified by the Membership Interest Transfer Document, dated August 4, 2011, made by Dynegy Power Marketing, LLC, a Texas limited liability company (“Power Marketing LLC”) in favor of Dynegy Holdings, LLC, a Delaware limited liability company (formerly known as Dynegy Holdings, Inc., a Delaware corporation) (“Dynegy Holdings”), as amended and restated by the Amended and Restated Limited Liability Company Operating Agreement of Gas Investments, dated as of August 4, 2011, entered into by Dynegy Holdings, as the member, and accepted and agreed to by the Operating Managers, the Independent Manager and the Springing Member (each as defined therein), as further amended and restated by the Second Amended and Restated Limited Liability Company Operating Agreement of Gas Investments, dated as of August 30, 2011, entered into by Dynegy Holdings, as the member, and accepted and agreed to by the Operating Managers, the Independent Manager and the Springing Member (each as defined therein), and as further amended and restated by the Third Amended and Restated Limited Liability Company Operating Agreement of Gas Investments, dated as of November 28, 2012, entered into by Dynegy, as the sole equity member.

10.                               The Limited Liability Company Operating Agreement of Coal Holdings, dated as of August 4, 2011, entered into by Coal Holdco, as the member, and accepted and agreed to by the Operating Managers, the Independent Manager and the Springing Member (each as defined therein), as amended and restated by the Amended and Restated Limited Liability Company Operating Agreement of Coal Holdings, dated as of April 23, 2013, entered into by Coal Holdco, as the sole equity member.

11.                               The Limited Liability Company Operating Agreement of Gas Holdings, dated as of August 4, 2011, entered into by Gas Holdco, as the member, and accepted and agreed to by the Operating Managers, the Independent Manager and the Springing Member (each as defined therein), as amended and restated by the Amended and Restated Limited Liability Company Operating Agreement of Gas Holdings, dated as of April 23, 2013, entered into by Gas Holdco, as the sole equity member.

12.                               The Limited Liability Company Agreement of Energy Services, dated as of January 2, 2013, entered into by Dynegy, as the sole equity member, as amended by the First Amendment thereto, dated as of January 23, 2014, entered into by Dynegy, as the sole member.

13.                               The Limited Liability Company Agreement of Dynegy Equipment, dated as of October 19, 1999, entered into by Granite II Holding, LLC, as the sole member, as modified by the Membership Interest Transfer Document, dated August 4, 2011, made by Power Marketing LLC in favor of Dynegy Power, as amended and restated by the Amended and Restated Limited Liability Company Operating Agreement of Dynegy Equipment, dated as of August 4, 2011, entered into by Dynegy Power, as the sole new equity member and Dynegy

Equipment, and acknowledged by Power Marketing LLC, as further modified by the Membership Transfer Document, dated August 4, 2011, made by Dynegy Power in favor of Kendall Energy, and as further amended and restated by the Second Amended and Restated Limited Liability Company Operating Agreement of Dynegy Equipment, dated as of August 4, 2011, entered into by Kendall Energy, as the sole new equity member, and Dynegy Equipment and acknowledged by Dynegy Power.

14.                               The Limited Liability Company Operating Agreement of Dynegy GasCo, dated as of August 4, 2011, entered into by Gas Investments, as the sole equity member, and Dynegy GasCo.

15.                               The Limited Liability Company Agreement of Gas Holdco, dated as of August 4, 2011, entered into by Dynegy GasCo, as the member, and accepted and agreed to by the Operating Managers, the Independent Manager and the Springing Member (each as defined therein), as amended and restated by the Amended and Restated Limited Liability Company Operating Agreement of Gas Holdco, dated as of October 7, 2011, entered into by Dynegy GasCo, as the member, and accepted and agreed to by the Operating Managers, the Independent Manager and the Springing Member (each as defined therein), as further amended and restated by the Second Amended and Restated Limited Liability Company Operating Agreement of Gas Holdco, dated as of April 23, 2013, entered into by Dynegy GasCo, as the sole equity member.

16.                               The Limited Liability Company Agreement of Gas Imports, dated as of March 22, 2007, entered into by Power Marketing, as the sole equity member, as modified by the Membership Interest Transfer Document, dated August 4, 2011, made by Power Marketing LLC in favor of Dynegy Holdings, and as amended and restated by the Amended and Restated Limited Liability Company Operating Agreement of Gas Imports, dated as of August 4, 2011, entered into by Dynegy Holdings, as the sole new equity member, together with the Certificate of Merger, dated September 28, 2012, as filed in the office of the Secretary of State on September 28, 2012, evidencing the merger of Dynegy Holdings with and into Dynegy.

17.                               The Limited Liability Company Agreement of Ontelaunee Power, dated as of May 22, 2007, entered into by Dynegy Ontelaunee Holding LLC, as the sole member, as modified by the Membership Interest Transfer Document, dated August 4, 2011, made by Power Marketing LLC in favor of Dynegy Power, as amended and restated by the Amended and Restated Limited Liability Company Operating Agreement of Ontelaunee Power, dated as of August 4, 2011, entered into by Dynegy Power, as the sole new equity member, and Ontelaunee Power and acknowledged by Power Marketing LLC.

18.                               The Limited Liability Company Agreement of Kendall Energy, dated as of November 2, 1998, entered into by Granite Power Partners II, L.P., a Delaware limited partnership (“Granite Power Partners”), as the sole member, as amended and restated by the First Amended and Restated Limited Liability Company Operating Agreement, dated as of October 7, 1999, entered into by Granite Power Partners, as the sole member, as further amended and restated by the Second Amended and Restated Limited Liability Company Operating Agreement of Kendall Energy, dated as of November 19, 1999, entered into by Granite II Holding, LLC, as the sole member, as further amended and restated by the Third Amended and Restated Limited Liability Company Agreement of Kendall Energy, dated as of October 6, 2005, entered into by

LSP-Kendall Holding, LLC, a Delaware limited liability company, as the sole member, as modified by the Membership Interest Transfer Document, dated August 4, 2011, made by Midwest Generation in favor of Dynegy Power, and as further amended and restated by the Fourth Amended and Restated Limited Liability Company Operating Agreement of Kendall Energy, dated as of August 4, 2011, entered into by Dynegy Power, as the sole equity member, and Kendall Energy, and acknowledged by Midwest Generation.

19.                               The Limited Liability Company Agreement of DMT, dated as of November 14, 2008, entered into by DMT Holdings, Inc., a Delaware corporation, as the sole equity member, as modified by the Membership Interest Transfer Document, dated July 31, 2012, made by Power Marketing LLC in favor of Dynegy GasCo, as amended and restated by the First Amended and Restated Limited Liability Company Operating Agreement of DMT, dated as of July 31, 2012, entered into by Dynegy GasCo, as the sole equity member, as modified by the Membership Interest Transfer Document, dated July 31, 2012, made by Dynegy GasCo in favor of Gas Holdco, as further amended and restated by the Second Amended and Restated Limited Liability Company Operating Agreement of DMT, dated as of July 31, 2012, entered into by Gas Holdco, as the sole equity member, as further modified by the Membership Interest Transfer Document, dated July 31, 2012, made by Gas Holdco in favor of Gas Holdings, as further amended and restated by the Third Amended and Restated Limited Liability Company Operating Agreement of DMT, dated as of July 31, 2012, entered into by Gas Holdings, as the sole equity member, as further modified by the Membership Interest Transfer Document, dated July 31, 2012, made by Gas Holdings in favor of Dynegy Power, as further amended and restated by the Fourth Amended and Restated Limited Liability Company Operating Agreement of DMT, dated as of July 31, 2012, entered into by Dynegy Power, as the sole equity member.

20.                               The Limited Liability Company Operating Agreement of Midwest Generation, dated as of August 4, 2011, entered into by Dynegy Midwest Generation, Inc., an Illinois corporation, as the member, and accepted and agreed to by the Operating Managers, the Independent Manager and the Springing Member (each as defined therein), as amended and restated by the Amended and Restated Limited Liability Company Operating Agreement of Midwest Generation, dated as of August 4, 2011, entered into by Dynegy Power, as the member, and accepted and agreed to by the Operating Managers, the Independent Manager and the Springing Member (each as defined therein), as modified by the Membership Interest Transfer Document, dated August 4, 2011, made by Dynegy Power in favor of Gas Investments, as further amended and restated by the Second Amended and Restated Limited Liability Company Operating Agreement of Midwest Generation, dated as of August 4, 2011, entered into by Gas Investments, as the member, and accepted and agreed to by the Operating Managers, the Independent Manager and the Springing Member (each as defined therein), as further modified by the Membership Interest Transfer Document, dated August 4, 2011, made by Gas Investments in favor of Coal Holdco, as further amended and restated by the Third Amended and Restated Limited Liability Company Operating Agreement of Midwest Generation, dated as of August 4, 2011, entered into by Coal Holdco, as the member, and accepted and agreed to by the Operating Managers, the Independent Manager and the Springing Member (each as defined therein), as further modified by the Membership Interest Transfer Document, dated August 4, 2011, made by Coal Holdco in favor of Coal Holdings, as further amended and restated by the Fourth Amended and Restated Limited Liability Company Operating Agreement of Midwest Generation, dated as of August 4, 2011, entered into by Coal Holdings, as the member, and accepted and agreed to by the Operating Managers, the Independent Manager and the Springing Member (each as defined therein), as further amended by the Amendment to the Fourth Amended and Restated Limited Liability Company Operating Agreement, dated as of September 29, 2011, entered into by Coal Holdings, as the member, the Operating Managers, the Independent Manager and the Springing Member (each as defined therein), and as further amended and restated by the Fifth Amended and Restated Limited Liability Company Operating Agreement of Midwest Generation, dated as of April 23, 2013, entered into by Coal Holdings, as the sole equity member.

21.                               The Limited Liability Company Operating Agreement of Dynegy Power, dated as of August 4, 2011, entered into by Power Marketing, as the member, and accepted and agreed to by the Operating Managers, the Independent Manager and the Springing Member (each as defined therein), as modified by the Membership Interest Transfer Document, dated August 4, 2011, made by Power Marketing LLC in favor of Gas Investments, as amended and restated by the Amended and Restated Limited Liability Company Operating Agreement of Dynegy Power, dated as of August 4, 2011, entered into by Gas Investments, as the member, and accepted and agreed to by the Operating Managers, the Independent Manager and the Springing Member (each as defined therein), as further modified by the Membership Interest Transfer Document, dated August 4, 2011, made by Gas Investments in favor of Dynegy GasCo, as further amended and restated by the Second Amended and Restated Limited Liability Company Operating Agreement of Dynegy Power, dated as of August 4, 2011, entered into by Dynegy GasCo, as the member, and accepted and agreed to by the Operating Managers, the Independent Manager and the Springing Member (each as defined therein), as further modified by the Membership Interest Transfer Document, dated August 4, 2011, made by Dynegy GasCo in favor of Gas Holdco, as further amended and restated by the Third Amended and Restated Limited Liability Company Operating Agreement of Dynegy Power, dated as of August 4, 2011, entered into by Gas Holdco, as the member, and accepted and agreed to by the Operating Managers, the Independent Manager and the Springing Member (each as defined therein), as further modified by the Membership Interest Transfer Document, dated August 4, 2011, made by Gas Holdco in favor of Gas Holdings, as further amended and restated by the Fourth Amended and Restated Limited Liability Company Operating Agreement of Dynegy Power, dated as of August 4, 2011, entered into by Gas Holdings, as the member, and accepted and agreed to by the Operating Managers, the Independent Manager and the Springing Member (each as defined therein), and as further amended and restated by the Fifth Amended and Restated Limited Liability Company Operating Agreement of Dynegy Power, dated as of April 23, 2013, entered into by Gas Holdings, as the sole equity member.

22.                               The Limited Liability Company Agreement of Coal Trading, dated as of March 27, 2003, entered into by Dynegy Marketing and Trade, a Colorado partnership, as the sole member, as modified by the Membership Interest Transfer Document, dated July 31, 2012, made by DMT in favor of Power Marketing LLC, as amended and restated by the First Amended and Restated Limited Liability Company Operating Agreement of Coal Trading, dated as of July 31, 2012, entered into by Power Marketing LLC, as the sole member, as further modified by the Membership Interest Transfer Document, dated July 31, 2012, made by Power Marketing LLC in favor of Midwest Generation, as further amended and restated by the Second Amended and Restated Limited Liability Company Operating Agreement of Coal Trading, dated as of July 31,

2012, entered into by Midwest Generation, as the sole member, as further modified by the Membership Interest Certificate Transfer Document, dated September 9, 2013, made by Midwest Generation in favor of Coal Holdings, as further amended and restated by the First Amended and Restated Limited Liability Company Agreement of Coal Trading, dated as of September 9, 2013, entered into by Coal Holdings, as the sole member, and as amended by the First Amendment to the First Amended and Restated Limited Liability Company Agreement of Coal Trading, dated as of February 28, 2014, entered into by DMT, Power Marketing LLC, Midwest Generation and Coal Holdings.

23.                               The Limited Liability Company Agreement of Sithe LLC, dated as of August 14, 2002, entered into by Sithe Energies U.S.A., as the sole member, as amended by the First Amendment thereto, dated as of January 23, 2014, entered into by Sithe Energies, as the sole member.

24.                               The Limited Liability Company Operating Agreement of Resource Holdings, dated as of August 8, 2014, entered into by Dynegy Inc., a Delaware corporation, as the sole equity member.

25.                               The Third Amended and Restated Limited Liability Company Operating Agreement of Energy Services East, dated as of April 2, 2015, entered into by Energy Services, as the sole equity member.

26.                               The Limited Liability Company Agreement of Conesville, dated as of May 31, 2012, entered into by Duke Energy Ohio, Inc., an Ohio corporation (“Duke Ohio”), as the sole member, as amended and restated by the Amended and Restated Limited Liability Company Agreement of Conesville, dated as of July 14, 2014, entered into by Coal Generation, as the sole member, as further amended and restated by the Second Amended and Restated Limited Liability Company Operating Agreement of Conesville, dated as of April 2, 2015, entered into by Coal Generation, as the sole equity member.

27.                               The Limited Liability Company Agreement of Dicks Creek, dated as of May 31, 2012, entered into by Duke Ohio, as the sole member, as amended and restated by the Amended and Restated Limited Liability Company Agreement of Dicks Creek, dated as of July 14, 2014, entered into by Gas Generation, as the sole member, as further amended and restated by the Second Amended and Restated Limited Liability Company Operating Agreement of Dicks Creek, dated as of April 2, 2015, entered into by Gas Generation, as the sole equity member.

28.                               The Limited Liability Company Agreement of Fayette, dated as of October 14, 2010, entered into by Duke Ohio, as the sole member, as amended and restated by the Amended and Restated Limited Liability Company Agreement of Fayette, dated as of July 14, 2014, entered into by Gas Generation, as the sole member, as further amended and restated by the Second Amended and Restated Limited Liability Company Operating Agreement of Fayette, dated as of April 2, 2015, entered into by Gas Generation, as the sole equity member.

29.                               The Limited Liability Company Agreement of Hanging Rock, dated as of October 14, 2010, entered into by Duke Ohio, as the sole member, as amended and restated by the Amended and Restated Limited Liability Company Agreement of Hanging Rock, dated as of July 14, 2014, entered into by Gas Generation, as the sole member, as further amended and restated by the Second Amended and Restated Limited Liability Company Operating Agreement of Hanging Rock, dated as of April 2, 2015, entered into by Gas Generation, as the sole equity member.

30.                               The Limited Liability Company Agreement of Killen, dated as of May 31, 2012, entered into by Duke Ohio, as the sole member, as amended and restated by the Amended and Restated Limited Liability Company Agreement of Killen, dated as of July 14, 2014, entered into by Coal Generation, as the sole member, as further amended and restated by the Second Amended and Restated Limited Liability Company Operating Agreement of Killen, dated as of April 2, 2015, entered into by Coal Generation, as the sole equity member.

31.                               The Limited Liability Company Agreement of Lee, dated as of October 14, 2010, entered into by Duke Ohio, as the sole member, as amended and restated by the Amended and Restated Limited Liability Company Agreement of Lee, dated as of July 14, 2014, entered into by Gas Generation, as the sole member, as further amended and restated by the Second Amended and Restated Limited Liability Company Operating Agreement of Lee, dated as of April 2, 2015, entered into by Gas Generation, as the sole equity member.

32.                               The Limited Liability Company Agreement of Miami Fort, dated as of May 31, 2012, entered into by Duke Ohio, as the sole member, as amended and restated by the Amended and Restated Limited Liability Company Agreement of Miami Fort, dated as of July 14, 2014, entered into by Coal Generation, as the sole member, as further amended and restated by the Second Amended and Restated Limited Liability Company Operating Agreement of Miami Fort, dated as of April 2, 2015, entered into by Coal Generation, as the sole equity member.

33.                               The Limited Liability Company Agreement of Stuart, dated as of May 31, 2012, entered into by Duke Ohio, as the sole member, as amended and restated by the Amended and Restated Limited Liability Company Agreement of Stuart, dated as of July 14, 2014, entered into by Coal Generation, as the sole member, as further amended and restated by the Second Amended and Restated Limited Liability Company Operating Agreement of Stuart, dated as of April 2, 2015, entered into by Coal Generation, as the sole equity member.

34.                               The Limited Liability Company Agreement of Washington, dated as of October 14, 2010, entered into by Duke Ohio, as the sole member, as amended and restated by the Amended and Restated Limited Liability Company Agreement of Washington, dated as of July 14, 2014, entered into by Gas Generation, as the sole member, as further amended and restated by the Second Amended and Restated Limited Liability Company Operating Agreement of Washington, dated as of April 2, 2015, entered into by Gas Generation, as the sole equity member.

35.                               The Limited Liability Company Agreement of Zimmer, dated as of May 31, 2012, entered into by Duke Ohio, as the sole member, as amended and restated by the Amended and Restated Limited Liability Company Agreement of Zimmer, dated as of July 14, 2014, entered into by Coal Generation, as the sole member, as further amended and restated by the Second Amended and Restated Limited Liability Company Operating Agreement of Zimmer, dated as of  April 2, 2015, entered into by Coal Generation, as the sole equity member.

36.                               The Limited Liability Company Agreement of Coal Generation, dated as of May 31, 2012, entered into by Generation Holdco, as the sole member, as amended and restated by the Amended and Restated Limited Liability Company Operating Agreement of Coal Generation, dated as of April 2, 2015, entered into by Generation Holdco, as the sole equity member.

37.                               The Limited Liability Company Agreement of Gas Generation, dated as of May 31, 2012, entered into by Generation Holdco, as the sole member, as amended and restated by the Amended and Restated Limited Liability Company Operating Agreement of Gas Generation, dated as of April 2, 2015, entered into by Generation Holdco, as the sole equity member.

38.                               The Third Amended and Restated Limited Liability Company Operating Agreement of Generation Holdco, dated as of April 10, 2015, entered into by Dynegy Commercial Asset Management, LLC, an Ohio limited liability company, as the sole equity member.

39.                               The Limited Liability Company Operating Agreement of Resource I, dated as of August 18, 2014, entered into by Resource Holdings, as the sole equity member.

40.                               The Limited Liability Company Agreement of Resources Holdco I, dated as of March 31, 2011, entered into by EquiPower Resources Corp., a Delaware corporation (“EquiPower”), as the sole member, and William Howard Wolf, as the Independent Manager (as defined therein), as amended and restated by the Amended and Restated Limited Liability Company Operating Agreement of Resources Holdco I, dated as of April 1, 2015, entered into by EquiPower, as the sole equity member.

41.                               The Limited Liability Company Agreement of Resources Holdco II, dated as of November 22, 2013, entered into by EquiPower, as the sole and managing member, as amended and restated by the Amended and Restated Limited Liability Company Operating Agreement of Resources Holdco II, dated as of April 1, 2015, entered into by EquiPower, as the sole equity member.

42.                               The Amended and Restated Limited Liability Company Agreement of Resources Generating Holdco, dated as of January 24, 2011, entered into by EquiPower, as the sole member, as amended by the Amendment to Amended and Restated Limited Liability Company Agreement of Resources Generating Holdco, dated April 8, 2011, entered into by Resources Holdco I, as the sole member, as further amended and restated by the Second Amended and Restated Limited Liability Company Operating Agreement of Resources Generating Holdco, dated as of April 1, 2015, entered into by Resources Holdco I, as the sole equity member.

43.                               The Amended and Restated Limited Liability Company Agreement of Richland Expansion, dated as of December 18, 2013, entered into by Resources Holdco II, as the sole and managing member, as further amended and restated by the Second Amended and Restated Limited Liability Company Operating Agreement of Richland Expansion, dated as of April 1, 2015, entered into by Resources Holdco II, as the sole equity member.

44.                               The Third Amended and Restated Limited Liability Company Agreement of Milford, dated as of December 22, 2011, as further amended and restated by the Fourth Amended and Restated Limited Liability Company Operating Agreement of Milford, dated as of April 1, 2015, entered into by Resources Generating Holdco, as the sole equity member.

45.                               The Second Amended and Restated Limited Liability Company Agreement of Lake Road GP, dated as of January 20, 2011, as further amended and restated by the Third Amended and Restated Limited Liability Company Operating Agreement of Lake Road GP, dated as of April 1, 2015, entered into by Resources Generating Holdco, as the sole equity member.

46.                               The Second Amended and Restated Limited Liability Company Agreement of Lake Road Holdings, dated as of January 20, 2011, as further amended and restated by the Third Amended and Restated Limited Liability Company Operating Agreement of Lake Road Holdings, dated as of April 1, 2015, entered into by Resources Generating Holdco, as the sole equity member.

47.                               The Amended and Restated Limited Liability Company Agreement of RSG, dated as of December 18, 2013, entered into by Resources Generating Holdco, as the sole and managing member, as further amended and restated by the Second Amended and Restated Limited Liability Company Operating Agreement of RSG, dated as of April 1, 2015, entered into by Resources Generating Holdco, as the sole equity member.

48.                               The Amended and Restated Limited Liability Company Agreement of Richland-Stryker, dated as of December 18, 2013, entered into by RSG, as the sole and managing member, as further amended and restated by the Second Amended and Restated Limited Liability Company Operating Agreement of Richland-Stryker, dated as of April 1, 2015, entered into by RSG, as the sole equity member.

49.                               The Second Amended and Restated Limited Liability Company Agreement of Resources Management, dated as of January 20, 2011, as further amended and restated by the Third Amended and Restated Limited Liability Company Operating Agreement of Resources Management, dated as of April 1, 2015, entered into by Resources Generating Holdco, as the sole equity member.

50.                               The Second Amended and Restated Operating Agreement of Dighton, dated as of January 20, 2011, as further amended and restated by the Third Amended and Restated Limited Liability Company Operating Agreement of Dighton, dated as of April 1, 2015, entered into by Resources Generating Holdco, as the sole equity member.

51.                               The Third Amended and Restated Limited Liability Company Operating Agreement of Masspower, dated as of January 20, 2011, as further amended and restated by the Fourth Amended and Restated Limited Liability Company Operating Agreement of Masspower,

dated as of April 1, 2015, entered into by Resources Generating Holdco, as the sole equity member.

52.                               The Fourth Amended and Restated Limited Liability Company Operating Agreement of Masspower Partners I, dated as of January 20, 2011, as further amended and restated by the Fifth Amended and Restated Limited Liability Company Operating Agreement of Masspower Partners I, dated as of April 1, 2015, entered into by Resources Generating Holdco and Masspower, as the members.

53.                               The Third Amended and Restated Limited Liability Company Agreement of Masspower Partners II, dated as of January 20, 2011, as further amended and restated by the Fourth Amended and Restated Limited Liability Company Operating Agreement of Masspower Partners II, dated as of April 1, 2015, entered into by Masspower Partners I, as the sole equity member.

54.                               The Second Amended and Restated Limited Liability Company Agreement of Liberty Holdings, dated as of June 21, 2012, as further amended and restated by the Third Amended and Restated Limited Liability Company Operating Agreement of Liberty Holdings, dated as of April 1, 2015, entered into by Resources Generating Holdco, as the sole equity member.

55.                               The Second Amended and Restated Limited Liability Company Agreement of LEP, dated as of June 21, 2012, as further amended and restated by the Third Amended and Restated Limited Liability Company Operating Agreement of LEP, dated as of April 1, 2015, entered into by Liberty Holdings, as the sole equity member.

56.                               The Second Amended and Restated Operating Agreement of Liberty PA 2, dated as of June 21, 2012, as further amended and restated by the Third Amended and Restated Limited Liability Company Operating Agreement of Liberty PA 2, dated as of April 1, 2015, entered into by LEP, as the sole equity member.

57.                               The Second Amended and Restated Operating Agreement of Liberty Power, dated as of June 21, 2012, as further amended and restated by the Third Amended and Restated Limited Liability Company Operating Agreement of Liberty Power, dated as of April 1, 2015, entered into by Liberty PA 2, as the sole equity member.

58.                               The Amended and Restated Limited Liability Company Agreement of Tomcat, dated as of August 29, 2013, entered into by Resources Generating Holdco, as sole and managing member, as further amended and restated by the Second Amended and Restated Limited Liability Company Operating Agreement of Tomcat, dated as of April 1, 2015, entered into by Resources Generating Holdco, as the sole equity member.

59.                               The Limited Liability Company Agreement of Elwood Expansion, dated as of August 29, 2013, entered into by Tomcat, as the sole and managing member, as amended and restated by the Amended and Restated Limited Liability Company Operating Agreement of Elwood Expansion, dated as of April 1, 2015, entered into by Tomcat, as the sole equity member.

60.                               The Amended and Restated Limited Liability Company Agreement of Elwood Energy, dated as of August 30, 2013, entered into by Tomcat, as the sole and managing member, as further amended and restated by the Second Amended and Restated Limited Liability Company Operating Agreement of Elwood Energy, dated as of April 1, 2015, entered into by Tomcat, as the sole equity member.

61.                               The Amended and Restated Limited Liability Company Operating Agreement of Elwood Energy II, dated as of April 1, 2015, entered into by Tomcat, as the sole equity member.

62.                               The Second Amended and Restated Limited Liability Company Agreement of Brayton, dated as of September 25, 2013, entered into by Energy Capital Partners II, LP, a Delaware limited partnership, Energy Capital Partners II-A, LP, a Delaware limited partnership, Energy Capital Partners II-B (Brayton Point IP), LP, a Delaware limited partnership, Energy Capital Partners II-C (Brayton Point IP), LP, a Delaware limited partnership, and Brayton Point Management, LLC, a Delaware limited liability company, as the members, as further amended and restated by the Third Amended and Restated Limited Liability Company Operating Agreement of Brayton, dated as of April 1, 2015, entered into by Resource III, ECP II-B (Brayton Point IP) Corp, a Delaware corporation, and ECP II-C (Brayton Point IP) Corp, a Delaware corporation, as the members.

63.                               The Limited Liability Company Operating Agreement of Resource II, dated as of August 18, 2014, entered into by Resource Holdings, as the sole equity member.

64.                               The Limited Liability Company Operating Agreement of Resource III, dated as of August 18, 2014, entered into by Resource Holdings, as the sole equity member.

Schedule E

LP Certificate

1.                                      The Certificate of Limited Partnership of Lake Road Generating Company, L.P., a Delaware limited partnership (“Lake Road L.P.”), dated as of April 17, 1993, as filed in the office of the Secretary of State on April 21, 1993, as restored by the Certificate to Restore to Good Standing Lake Road L.P., as filed in the office of the Secretary of State on June 27, 1995, as amended by the Amendment to the Certificate of Limited Partnership of Lake Road L.P., dated as of October 27, 1997, as filed in the office of the Secretary of State on October 27, 1997, as further amended by the Certificate of Amendment to Certificate of Limited Partnership of Lake Road L.P., dated July 29, 1998, as filed in the office of the Secretary of State on July 31, 1998, as further amended by the Certificate of Amendment to Certificate of Limited Partnership of Lake Road L.P., dated as of June 29, 1999, as filed in the office of the Secretary of State on June 29, 1999, as modified by the Certificate of Merger Merging Lake Road Trust Ltd. into Lake Road L.P., dated September 29, 2004, as filed in the office of the Secretary of State on September 29, 2004, as amended by the Certificate of Amendment to the Certificate of Limited Partnership of Lake Road L.P., dated March 7, 2007, as filed in the office of the Secretary of State on March 7, 2007, as further amended by the Certificate of Amendment of Lake Road L.P., dated as of May 20, 2010, as filed in the office of the Secretary of State on May 20, 2010, as further amended by the Certificate of Amendment of Lake Road L.P., dated as of January 25, 2011, as filed in the office of the Secretary of State on January 25, 2011, and as further amended by the Certificate of Amendment to the Certificate of Limited Partnership of Lake Road L.P., dated May 20, 2015, as filed in the office of the Secretary of State on May 20, 2015.

Schedule F

LP Agreement

1.                                      The Sixth Amended and Restated Limited Partnership Agreement of Lake Road L.P., dated as of May 20, 2010, entered into by Lake Road GP, as general partner, and Lake Road Holdings, as limited partner, as further amended and restated by the Seventh Amended and Restated Limited Partnership Agreement of Lake Road L.P., dated as of April 1, 2015, entered into by Lake Road GP, as general partner, and Lake Road Holdings, as limited partner.